                                                                   EXHIBIT 10.54
                                                                  EXECUTION COPY


                     AMENDMENT NO. 10 TO CREDIT AGREEMENT


          AMENDMENT dated as of February 15, 2000 among CROWN PAPER CO. (the "Borrower"), CROWN VANTAGE INC., the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent").


                             W I T N E S S E T H :


          WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of August 15, 1995 (as amended, the "Agreement");

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Definitions; References.  Unless otherwise specifically
                      -----------------------
defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2.  Amendment of Minimum Consolidated Tangible Net Worth.
                      ----------------------------------------------------
Section 5.14 of the Agreement is amended to read in its entirety as follows:

          SECTION 5.14. Minimum Consolidated Tangible Net Worth. (a)
                        ---------------------------------------
Consolidated Tangible Net Worth will at no time during any fiscal period set forth below be less than the amount set forth in the table below opposite such period; provided that calculations of Consolidated Tangible Net Worth shall exclude the effect of (x) (i) the aggregate amount of the pretax write-offs with respect to the stream of lease payments on a co-generation facility at St. Francisville, up to $17,000,000 in the aggregate, (ii) the aggregate amount of the pretax December non-recurring charges with respect to environmental compliance and workers compensation costs, up to $5,000,000 in the aggregate and
(iii) the aggregate amount of the potential pre-tax non-cash asset write-downs, up to $195,000,000 in the aggregate, in each case as described by the Borrower to the Banks prior to the date of effectiveness of Amendment No. 6 to this Agreement dated as of December 11, 1998 among the Borrower, Holdings, the Banks and the

Administrative Agent and (y) the one-time charges listed on Schedule A to this Agreement, so long as such charges are incurred after the date of effectiveness of the Waiver under this Agreement dated as of November 24, 1999 among the Borrower, Holdings, the Banks and the Administrative Agent and on or prior to December 25, 1999.

                Period                                   Amount
--------------------------------------------------------------------------------
From 6/30/98 to but excluding the last         $ 50,000,000
 day of the first quarter of 1999
 fiscal year
--------------------------------------------------------------------------------

Last day of the first quarter of 1999          $ 75,000,000
 fiscal year to but excluding the last
 day of the second quarter of 1999
 fiscal year
--------------------------------------------------------------------------------

Last day of the second quarter of 1999         $ 60,000,000
 fiscal year to but excluding the last
 day of the third quarter of 1999
 fiscal year
--------------------------------------------------------------------------------

Last day of the third quarter of 1999          $ 35,600,000
 fiscal year to but excluding the last
 day of the fourth quarter of 1999
 fiscal year
--------------------------------------------------------------------------------

Last day of the fourth quarter of 1999         $ 25,000,000
 fiscal year to and including February
 28, 2000
--------------------------------------------------------------------------------

Thereafter                                     $100,000,000
--------------------------------------------------------------------------------

          SECTION 3.  Limitation on New Extensions of Credit. (a) The Borrower
                      --------------------------------------
agrees that:

     (i) it shall not deliver a Notice of Borrowing or a Notice of Issuance under the Agreement or otherwise request any Bank (including any Issuing Bank) to extend any credit to the Borrower under the Agreement if, after giving effect to the Borrowing requested in any such Notice of Borrowing or the issuance of any Letter of Credit requested in any such Notice of Issuance (including without limitation any such Notice pursuant to which the Borrower requests the extension of the maturity date of an outstanding Letter of Credit), the aggregate Revolving Credit Outstandings of all the Banks would exceed (x) on any date on or prior to December 26, 1999, $121,451,748 and

(y) on any date thereafter, $131,451,748 and (ii) notwithstanding any provision of the Agreement (including Sections 2.1, 2.13 and 3.2 thereof), on and after the date hereof, no Bank (including any Issuing Bank) shall be required to make any Loan, or issue or participate in any Letter of Credit (including without limitation any Letter of Credit the maturity of which has been or is proposed to be extended) if, after giving effect to the making of such Loan or the issuance or participation in such Letter of Credit, the Revolving Credit Outstandings of such Bank would exceed such Banks' pro rata share (calculated based on its Revolving Credit Commitment) of the aggregate Revolving Credit Outstandings permitted pursuant to clause (i). The parties hereto acknowledge and agree that nothing in the immediately preceding sentence shall be construed to prohibit the Borrower from delivering a Notice of Interest Rate Election pursuant to Section
2.14 of the Agreement with respect to any Loan outstanding on the date hereof or permitted to be made pursuant to the immediately preceding sentence and continuing or converting such Loan on the terms set forth in such Notice of Interest Rate Election, subject to the provisions of Section 2.14.

     (b) The amendments effected by Section 2 of this Amendment are expressly conditioned upon compliance by the Borrower with the provisions of subsection
(a) of this Section 3 and shall cease to be in full force and effect upon failure by the Borrower to comply with the provisions of such subsection.

          SECTION 4.  Governing Law.  This Amendment shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York.

          SECTION 5.  Representations of Borrower.  The Borrower represents and
                      ----------------------------
warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the date of effectiveness of this Amendment and (ii) after giving effect to this Amendment, no Default will have occurred and be continuing on such date.

          SECTION 6.  Reaffirmation of Obligations.  The Credit Agreement, as
                      ----------------------------
specifically amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The Borrower confirms that as of the close of business on February 3, 2000, it had requested that Letters of Credit in an aggregate amount of $8,364,748 be issued under the Credit Agreement and those Letters of Credit were outstanding on such date. The Borrower also confirms that as of the close of business on February 3, 2000, it had requested Loans in an aggregate amount of $198,007,207.80 under the Credit Agreement and those Loans were outstanding on such date.

          SECTION 7.  Counterparts; Effectiveness.  This Amendment may be signed
                      ---------------------------
in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This

Amendment shall become effective (subject to Section 3(b)) on the date on which the Administrative Agent shall have received (i) duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), and (ii) evidence satisfactory to it that the Borrower has paid in full all fees and expenses of the Administrative Agent payable pursuant to Section
9.3 of the Credit Agreement with respect to which the Borrower shall have received any invoice, it being understood that the failure of the Administrative Agent to have provided invoices with respect to such fees and expenses prior to the date hereof does not constitute a waiver of, or otherwise affect, the Administrative Agent's right to reimbursement for such fees and expenses.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                              CROWN PAPER CO.



                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              CROWN VANTAGE INC.



                              By
                                 --------------------------------------------
                                Name:
                                Title:

                              MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              THE BANK OF NEW YORK


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              THE CHASE MANHATTAN BANK


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              BANKERS TRUST COMPANY


                              By
                                 --------------------------------------------
                                Name:
                                Title:


                              By
                                 --------------------------------------------
                                Name:
                                Title:

                              CHRISTIANIA BANK og KREDITKASSE


                              By
                                 --------------------------------------------
                                Name:
                                Title:


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              DRESDNER BANK AG, NEW YORK
                                AND GRAND CAYMAN
                                BRANCHES


                              By
                                 --------------------------------------------
                                Name:
                                Title:


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              FIRST SOURCE FINANCIAL LLP, by
                                FIRST SOURCE FINANCIAL, INC.,
                                its Agent/Manager


                              By
                                 --------------------------------------------
                                Name:
                                Title:

                              HSBC BANK USA


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              KZH HIGHLAND-2 LLC


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              MERRILL LYNCH PRIME RATE
                                PORTFOLIO

                              By:  Merrill Lynch Asset Management, LP,
                                   as Investment Advisor


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              MERRILL LYNCH SENIOR FLOATING
                                RATE FUND, INC.


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              NATEXIS BANQUE BFCE


                              By
                                 --------------------------------------------
                                Name:
                                Title:

                              THE NORTHWESTERN MUTUAL LIFE
                                INSURANCE COMPANY


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              PNC BANK, NATIONAL ASSOCIATION


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              MORGAN STANLEY DEAN WITTER
                                PRIME INCOME TRUST


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              PAMCO CAYMAN LTD.

                              By:  Highland Capital Management LP,
                                   as Collateral Manager


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              SOUTHERN PACIFIC BANK


                              By
                                 --------------------------------------------
                                Name:
                                Title:

                              VAN KAMPEN SENIOR INCOME
                                TRUST

                              By:  Van Kampen Investment Advisory Corp.


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              VAN KAMPEN PRIME RATE INCOME TRUST

                              By:  Van Kampen Investment Advisory Corp.


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              ML CBO IV (CAYMAN) LTD.


                              By:  Highland Capital Management LP,
                                   as Collateral Manager


                              By
                                 --------------------------------------------
                                Name:
                                Title:

                              PILGRIM PRIME RATE TRUST

                              By:  Pilgrim Investment Inc.,
                                   as its Investment Manager


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              BANK OF AMERICA, N.A.


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              BEAR STEARNS INVESTMENT
                                PRODUCTS INC.


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              SEQUILS - PILGRIM I LTD


                              By
                                 --------------------------------------------
                                Name:
                                Title:



                              SRV HIGHLAND INC


                              By
                                 --------------------------------------------
                                Name:
                                Title:

                              MORGAN GUARANTY TRUST COMPANY,
                                as Administrative Agent


                              By
                                 --------------------------------------------
                                Name:
                                Title: